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                         THE SELECT SECTOR SPDR(R) TRUST
                          SUPPLEMENT DATED MAY 17, 2000
                      TO PROSPECTUS DATED JANUARY 28, 2000

                  THE BASIC INDUSTRIES SELECT SECTOR SPDR FUND
                  THE CONSUMER SERVICES SELECT SECTOR SPDR FUND
                  THE CONSUMER STAPLES SELECT SECTOR SPDR FUND
               THE CYCLICAL/TRANSPORTATION SELECT SECTOR SPDR FUND
                       THE ENERGY SELECT SECTOR SPDR FUND
                      THE FINANCIAL SELECT SECTOR SPDR FUND
                     THE INDUSTRIAL SELECT SECTOR SPDR FUND
                     THE TECHNOLOGY SELECT SECTOR SPDR FUND
                      THE UTILITIES SELECT SECTOR SPDR FUND

Effective May 17, 2000, pursuant to a voluntary waiver, State Street has agreed to reduce both the Advisory and Unitary Fees for each Fund and to continue to waive the minimum fee. In addition, the Board has limited each Fund's 12b-1 fee to .08% of its average daily net assets. Details are set forth below in the following additional footnote to the "Fee Table" on page 12 which is hereby added:

     * Pursuant to a voluntary fee waiver, State Street has agreed to reduce the Advisory Fee from .05% of average daily net assets to .03% of average daily net assets, to reduce the Unitary Fee from .10% for the first $500 million per Fund, .08% for the next $500 million per Fund and .06% thereafter of average daily net assets to .07% for the first $500 million per Fund, .05% for the next $500 million per Fund and .03% thereafter of average daily net assets and to continue to waive the minimum fee. In addition, the Board has limited each Fund's 12b-1 fee to .08% of its average daily net assets. The foregoing reductions will remain in effect for at least a 12-month period. There is no assurance that the reductions will remain in effect for more than one year. Had these voluntary waivers and the 12b-1 fee limit been in effect for the Funds' fiscal year ended September 30, 1999, the expense ratio for each Fund would have been as follows:

           The Basic Industries Select Sector SPDR Fund .34%
           The Consumer Services Select Sector SPDR Fund .35%
           The Consumer Staples Select Sector SPDR Fund .35%
           The Cyclical/Transportation Select Sector SPDR Fund .36% The Energy Select Sector SPDR Fund .34%
           The Financial Select Sector SPDR Fund .35%
           The Industrial Select Sector SPDR Fund .35%
           The Technology Select Sector SPDR Fund .34%
           The Utilities Select Sector SPDR Fund .35%

     If the foregoing expenses were applied to the net assets as of March 31, 2000, the expense ratio for each Fund would be as follows:

           The Basic Industries Select Sector SPDR Fund .28%
           The Consumer Services Select Sector SPDR Fund .28%
           The Consumer Staples Select Sector SPDR Fund .27%
           The Cyclical/Transportation Select Sector SPDR Fund .27% The Energy Select Sector SPDR Fund .28%
           The Financial Select Sector SPDR Fund .27%
           The Industrial Select Sector SPDR Fund .28%
           The Technology Select Sector SPDR Fund .27%
           The Utilities Select Sector SPDR Fund .27%